Acquisition Activity	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisition Activity
ACQUISITION ACTIVITY
The acquisitions discussed below qualify as business combinations. The Company accounts for business combinations under the acquisition method in accordance with ASC Topic 805, Business Combinations. See Note 1, Summary of Significant Accounting Policies, for a description of the Company's accounting for business combinations.
2018 Acquisitions
Acquisition of Gibraltar
The Company completed the acquisition of Gibraltar Private Bank & Trust Co. ("Gibraltar") on March 23, 2018. The acquisition added $1.4 billion in loans and $1.1 billion in deposits, after fair value adjustments. Gibraltar operated eight offices in total, with seven located in the Florida metropolitan statistical areas of Miami, Key West, and Naples and one in New York City.
Under the terms of the Agreement and Plan of Merger, Gibraltar common shareholders received 1.9749 shares of IBERIABANK Corporation common stock for each outstanding share of Gibraltar common stock. Based on the Company's closing common stock price of $77.00 per share on March 23, 2018, the aggregate value of the acquisition consideration paid at the time of closing was approximately $214.7 million.
During the first quarter of 2018, the Company recorded preliminary purchase price allocations related to Gibraltar. Throughout the remainder of 2018, the Company continued to analyze the valuations assigned to the acquired assets and liabilities assumed. Based on new information relating to events or circumstances existing at the acquisition date and revised valuations, the Company updated estimated fair values increasing goodwill by $14.6 million to $64.3 million during the fourth quarter of 2018. This increase is primarily a result of a $17.8 million fair market value adjustment to the acquired loan portfolio. As of December 31, 2018, the valuation of the Gibraltar acquisition was final. The following table summarizes the consideration paid for Gibraltar's net assets and the fair value estimates of the identifiable assets acquired and liabilities assumed as of the acquisition date.

(Dollars in thousands)	Number of Shares	Amount
Equity consideration
Common stock issued	2,787,773	$214,659
Total equity consideration		214,659
Non-equity consideration
Cash		7
Total consideration paid		214,666
Fair value of net assets assumed including identifiable intangible assets		150,414
Goodwill		$64,252

(Dollars in thousands)	Gibraltar Fair Value
Assets
Cash and cash equivalents	$102,575
Investment securities	19,169
Equity securities	27,519
Loans	1,447,475
Core deposit intangible assets	18,529
Other assets	12,005
Total assets acquired	$1,627,272
Liabilities
Deposit liabilities	$1,064,803
Long-term borrowings	405,107
Deferred tax liability, net	1,761
Other liabilities	5,187
Total liabilities assumed	$1,476,858

Information regarding the allocation of goodwill recorded as a result of the acquisition to the Company's reportable segments is provided in Note 9 "Goodwill and Other Acquired Intangible Assets." The goodwill recorded as a result of the acquisition is not deductible for tax purposes.
The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed presented above.

Cash and Cash Equivalents: The carrying amount of these assets is a reasonable estimate of fair value based on the short-term nature of these assets.

Investment Securities: Fair values for securities were based on quoted market prices from multiple bond dealers. The simple average of the prices received was used to calculate the adjustments.

Equity Securities: The carrying amount of these securities is a reasonable estimate of fair value based on the short-term nature of these assets.

Loans: Fair values for loans were based on a discounted cash flow methodology that considered factors including loan type, classification status, remaining term of the loan, fixed or variable interest rate, amortization status and current discount rates. The discount rates used for loans were based on current market rates for new originations of comparable loans and included adjustments for any liquidity concerns. The discount rate did not include an explicit factor for credit losses, as that was included as a reduction to the estimated cash flows.

Core Deposit Intangible Assets ("CDI"): The fair value for CDI was estimated based on a discounted cash flow methodology that gave appropriate consideration to expected customer attrition rates, net maintenance cost of the deposit base, alternative costs of funds, and the interest costs associated with the customer deposits. The CDI is being amortized over its estimated useful life of approximately ten years utilizing an accelerated method.

Deposit Liabilities: The fair values used for the demand and savings deposits by definition equal the amount payable on demand at the acquisition date. Fair values for time deposits were estimated using a discounted cash flow analysis, that applied interest rates currently being offered to the contractual interest rates on such time deposits.

Long-term Borrowings: The carrying amount of long-term borrowings at the acquisition date approximated fair value, as the Company immediately paid off the debt upon acquisition.
Acquisition of SolomonParks
On January 12, 2018, the Company's subsidiary, Lenders Title Company, acquired SolomonParks Title & Escrow, LLC ("SolomonParks"). Under the terms of the agreement, LTC paid $3.3 million in cash to acquire eight title offices in the Nashville, Tennessee area, which resulted in goodwill of $3.4 million. In addition, the agreement provides for potential additional cash consideration of up to $750 thousand based on gross revenues over a two-year period after the acquisition.

Information regarding the allocation of goodwill recorded as a result of these acquisitions to the Company's reportable segments is provided in Note 9 "Goodwill and Other Acquired Intangible Assets." The goodwill recorded as a result of these acquisitions is not deductible for tax purposes.
2017 Acquisition
Acquisition of Sabadell United
The Company completed the acquisition of Sabadell United Bank, N.A. ("Sabadell United") from Banco de Sabadell, S.A. ("Banco Sabadell") on July 31, 2017. The acquisition added $4.0 billion in loans and $4.4 billion in deposits after fair value adjustments. The acquisition expanded the Company's presence in Southeast Florida adding 25 offices serving the Miami metropolitan area and three offices in Naples, Sarasota and Tampa.

Under the terms of the Stock Purchase Agreement, Banco de Sabadell, S.A. received $809.2 million in cash and 2,610,304 shares of IBERIABANK Corporation common stock in exchange for 100 percent of Sabadell United's common stock. The cash consideration was financed through two public common stock offerings completed on December 7, 2016, and March 7, 2017.
During the third quarter of 2017, the Company recorded preliminary purchase price allocations related to Sabadell United. Throughout the remainder of 2017 and the first six months of 2018, the Company continued to analyze the valuations assigned to the acquired assets and liabilities assumed. Based on new information relating to events or circumstances existing at the acquisition date and revised valuations, the Company updated estimated fair values decreasing goodwill by $21.0 million to $441.0 million during the first six months of 2018. This decrease was primarily a result of a change in the estimated fair value of the acquired loans and deferred tax asset. The valuation of the Sabadell United acquisition was final as of June 30, 2018.
The following table summarizes the consideration paid for Sabadell United's net assets and the fair value estimates of identifiable assets acquired and liabilities assumed as of the acquisition date. See Note 3, Acquisition Activity, in the 2017 10-K for a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed presented below.

(Dollars in thousands)	Number of Shares	Amount
Equity consideration
Common stock issued	2,610,304	$211,043
Total equity consideration		211,043
Non-equity consideration
Cash		809,159
Total consideration paid		1,020,202
Fair value of net assets assumed including identifiable intangible assets		579,157
Goodwill		$441,045

(Dollars in thousands)	Sabadell United Fair Value
Assets
Cash and cash equivalents	$318,819
Investment securities	964,123
Loans	4,030,777
Core deposit intangible assets	66,600
Deferred tax asset, net	44,480
Other assets	92,820
Total assets acquired	$5,517,619
Liabilities
Deposit liabilities	$4,382,780
Short-term borrowings	520,539
Other liabilities	35,143
Total liabilities assumed	$4,938,462

Information regarding the allocation of goodwill recorded as a result of the acquisition to the Company's reportable segments is provided in Note 9 "Goodwill and Other Acquired Intangible Assets." The goodwill recorded as a result of the acquisition is not deductible for tax purposes.

The Company’s consolidated financial statements as of and for the year ended December 31, 2018 include the operating results of the acquired assets and liabilities assumed. Due to the system conversion of Sabadell United in October of 2017 and subsequent streamlining and integration of the operating activities into those of the Company, historical reporting for the former Sabadell United operations is impracticable and thus disclosure of the revenue from the assets acquired and income before income taxes is impracticable for the period subsequent to acquisition.

The following table presents unaudited pro forma information as if the acquisition occurred on January 1, 2016. The pro forma information does not necessarily reflect the results of operations that would have occurred had the Company acquired Sabadell United on January 1, 2016. Furthermore, cost savings and other business synergies related to the acquisition are not reflected in the pro forma amounts.

	Unaudited Pro Forma for Year Ended December 31,
(Dollars in thousands)	2017	2016
Net interest income	$924,348	$842,945
Non-interest income	219,021	255,022
Net income	174,246	246,799

This pro forma information combines the historical consolidated results of operations of IBERIABANK and Sabadell United for the periods presented and gives effect to the following non recurring adjustments:

Fair value adjustments: Pro forma adjustment to net interest income of $20.3 million and $38.8 million for the years ended December 31, 2017 and 2016, respectively, to record estimated amortization of premiums and accretion of discounts on acquired loans, securities, and deposits.

Sabadell United accretion / amortization: Pro forma adjustment to net interest income of $1.3 million and $4.1 million for the years ended December 31, 2017 and 2016, respectively, to eliminate Sabadell United's amortization of premiums and accretion of discounts on previously acquired loans, securities, FDIC indemnification asset, and deposits.

Sabadell United provision for loan losses: Pro forma adjustments were made to provision for loan losses of $6.4 million and $5.9 million for the years ended December 31, 2017 and 2016, respectively, to eliminate the reversal (benefit) of Sabadell United's release of provision for loan losses and to account for the provision for loan losses on new loans originated during the periods presented.

Amortization of acquired intangibles: Pro forma adjustment to non-interest expense of $5.9 million and $10.1 million for the years ended December 31, 2017 and 2016, respectively, to record estimated amortization of acquired intangible assets.

Other adjustments: Pro forma results also include adjustments related to the removal of benefit from release of reserve for unfunded lending commitments, removal of FDIC clawback liability expense, adjustments to FDIC insurance and other regulatory assessment expenses and related income tax effects.